UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2017

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 18, 2017 in Irving, Texas. At the meeting, five proposals were submitted for a vote of stockholders, as described in the Company’s Proxy Statement dated April 6, 2017 (the “Proxy Statement”). The following is a brief description of each proposal and the results of the stockholders’ votes.
Election of Directors. Prior to the meeting, the Board designated each of the persons named below as nominees for election as directors. Each nominee was, at the time of such nomination and at the time of the meeting, a director of the Company. At the meeting, each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Edison C. Buchanan	136,849,226	2,278,862	780,650	8,700,412
Andrew F. Cates	138,717,399	410,440	780,899	8,700,412
Timothy L. Dove	138,874,853	246,824	787,061	8,700,412
Phillip A. Gobe	138,692,846	434,978	780,914	8,700,412
Larry R. Grillot	138,616,995	509,253	782,490	8,700,412
Stacy P. Methvin	138,707,860	420,875	780,003	8,700,412
Royce W. Mitchell	138,847,423	278,460	782,855	8,700,412
Frank A. Risch	137,629,421	1,497,562	781,755	8,700,412
Scott D. Sheffield	137,603,904	1,523,347	781,487	8,700,412
Mona K. Sutphen	138,687,245	441,376	780,117	8,700,412
J. Kenneth Thompson	137,225,628	1,899,390	783,720	8,700,412
Phoebe A. Wood	138,858,040	269,729	780,969	8,700,412
Michael D. Wortley	138,836,616	285,051	787,071	8,700,412

Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2017 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	147,053,885
Against	866,580
Abstain	688,685
Broker non-votes	-
Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	124,991,128
Against	13,554,357
Abstain	1,363,253
Broker non-votes	8,700,412

Advisory vote regarding the frequency of stockholder advisory votes on executive compensation. The Company submitted to the stockholders, on an advisory basis, a proposal as to whether to have the advisory vote on executive compensation on the agenda for future annual stockholders meetings every one, two or three years. The results of the stockholder voting on this proposal were as follows:

Every year	126,144,452
Every two years	88,042
Every three years	12,863,899
Abstain	812,345
Broker non-votes	8,700,412

In light of the voting results, it is the current intention of the Company’s Board of Directors to include an advisory stockholder vote on executive compensation, or “say-on-pay” vote, in the Company’s proxy statement on an annual basis until the Company next holds an advisory vote on the frequency of say-on-pay votes as required under the rules of the Securities and Exchange Commission.
Stockholder proposal. A non-binding stockholder proposal that the Company issue an annual sustainability report. The results of the stockholder voting on this proposal were as follows:

For	70,810,370
Against	65,123,053
Abstain	3,975,315
Broker non-votes	8,700,412

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief
Accounting Officer

Dated: May 23, 2017